                                                                    EXHIBIT 10.2

                             EMPLOYMENT AGREEMENT


                      DATED:                        1999






                                    BETWEEN


                      NESS SECURITY PRODUCTS PTY LIMITED
                                ACN 069 984 372


                                      AND


                               NAZARENO CIRCOSTA


                                      AND


                        HOME SECURITY INTERNATIONAL INC












                           DIBBS CROWTHER & OSBORNE
                                  Solicitors
                             50 Carrington Street
                                SYDNEY NSW 2000
                                 DX 101 SYDNEY
                              Tel: (02)9290-8200
                              Fax: (02)9290-2964
                              Ref: JEC/JPL:960762
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                                      -i-

                               TABLE OF CONTENTS

DEFINITIONS AND INTERPRETATION                                                2
                    Definitions                                               2
                    Interpretation                                            4
EMPLOYMENT                                                                    6
TERM AND RENEWAL                                                              6
EMPLOYEE'S DUTIES                                                             6
REMUNERATION                                                                  7
PERFORMANCE REVIEW                                                            7
EXPENSES                                                                      8
ANNUAL LEAVE                                                                  8
LONG SERVICE LEAVE                                                            8
SICK LEAVE                                                                    8
PLACE OF EMPLOYMENT                                                           9
12.                 VEHICLE                                                   9
BONUS                                                                         9
                    Profit Target                                             9
                    Bonus                                                    10
                    Calculation and Payment of Bonus                         10
                    Variation of Profit Target                               10
                    Valuation of Options                                     10
                    Entitlement to Options                                   10
                    Exercise                                                 11
                    Notice                                                   11
                    Issue of Shares                                          11
CONFLICTING ACTIVITY                                                         11
CONFIDENTIALITY                                                              12
NOTES AND MEMORANDA                                                          12
INVENTIONS and INTELLECTUAL PROPERTY                                         12
SMOKING                                                                      13
TERMINATION                                                                  13
                    Termination by the Company                               13
                    Termination by either party                              14
RECONSTRUCTION OF THE COMPANY                                                14
CONSEQUENCES OF TERMINATION                                                  14
SURVIVAL OF OBLIGATIONS                                                      16
RELATIONSHIP OF THE PARTIES                                                  16
VARIATION                                                                    16
GOVERNING LAW AND JURISDICTION                                               16
PROHIBITION AND ENFORCEABILITY                                               16
WAIVERS                                                                      16
ENTIRE AGREEMENT                                                             17

THIS AGREEMENT is made on                                                   1999

BETWEEN: NESS SECURITY PRODUCTS PTY LIMITED (ACN 069 984 372) of 4/167 Prospect Highway Seven Hills New South Wales ("Company")

AND NAZARENO CIRCOSTA of 618 Windermere Avenue Northmead New South Wales ("Employee")

AND HOME SECURITY INTERNATIONAL INC of Level 7, 77 Pacific Highway North Sydney New South Wales ("HSI")

RECITALS

A.        The Company operates the Business.

B. The Company has agreed to employ the Employee and the Employee has agreed to be employed by the Company in the Business on the terms set out in this agreement.

OPERATIVE PROVISIONS

1.   DEFINITIONS AND INTERPRETATION

     1.1    Definitions

            In this agreement, unless contrary to or inconsistent with the context:

            "Abnormal Item" means any major decision by HSI or its Associates that have a material adverse or positive effect upon the Company's profits.

            "Associates" has the meaning given to it in section 11 of the Corporations Law.

            "Board" means the Board of Directors of the Company from time to time.

            "Business" means the business of the manufacture, sale and/or distribution of electronic residential security alarm systems for residential and other purposes.

            "Business Day" means the day on which trading banks are open for business in Sydney, but does not include a Saturday, Sunday or public holiday.

            "Business Hours" means 9 am until 5 pm on any Business Day.

            "Change in Ownership of HSI" means a change in ownership of 50% or more of the shares outstanding in HSI in which the acquirer of such shares is a single entity.

            "Commencement Date" means the date of this agreement.

            "Confidential Information" means all the information including any documentary technical information, know how, ideas, concepts, technology, processes, industrial knowledge, statements, formula, trade secrets, drawings and data concerning the Business operations, intellectual property, finance, customers, markets, suppliers and transactions of the Company or any Related Body Corporate but does not include information which:

            (a) is in or comes into the public domain otherwise than through a breach of obligation of confidentiality by anyone; or

            (b) was already in the possession of the Employee prior to the commencement of his employment in the Business.

            "Current Package" means the employment package as specified in
            Schedule 3.

            "Duties" means the duties set out in clause 4 and any other duties which the Company may assign from time to time.

            "Employee Bonus Scheme" means any share scheme adopted by HSI for the benefit of HSI's employees including, without limitation, the HSI Stock Option Plan.

            "Exercise Period" in relation to an Option means the period commencing on the Issue Date of that Option and ending on the Expiry Date of that Option.

            "Expiry Date" in relation to an Option means the tenth anniversary of the Issue Date of that Option or any later date which the Company and HSI determine.

            "Financial Year" means the period from 1 January to 31 December in each year during the term of this agreement.

            "HSI Stock Option Plan" means HSI's 1997 stock option plan which is annexure 1 to this agreement.

            "Intellectual Property" means all present and future copyright, registered and unregistered trademark, patent, design or circuit layout rights and any other intellectual or industrial property rights arising from statute, under common law or in equity affecting, relating to or capable of being used or adopted for use in the Business.

            "Inventions" means any discovery, invention, secret process or improvement in procedure of any kind affecting, relating to or capable of being used or adapted for use in the Business.

            "Issue Date" in relation to an Option, means the date the Option is issued in accordance with this agreement.

            "Option Price" means the purchase price at which each stock option may be purchased calculated in accordance with HSI Stock Option Plan.

            "Options" means the options to purchase stock in the capital of HSI granted by HSI to the Employee under clause 13.2(a) of this agreement

            "Position" means the position described in clause 2 and any other position which the Company may give the Employee from time to time.

            "Related Body Corporate" has the meaning ascribed to "related body corporate" in the Corporations Law in force at the date of this agreement and includes any related body corporate formed or acquired after the date of this agreement.

     1.2    Interpretation

            In this agreement unless contrary to or inconsistent with the context:

            (1)  words importing:

                 (1)  the singular include the plural and vice versa; and

                 (2)  any gender include all genders;

            (2) a reference to a party or person includes a reference to that party or person and its successors, substitutes (including, but not limited to, any party or person taking by novation), executors, administrators and assigns;

            (3)  the word "person" includes a corporation and vice versa;

            (4) a reference to any thing or any matter is a reference to the whole and any part of it;

            (5) a reference to a group of persons or parties is a reference to any two or more of them jointly and to each of them individually;

            (6) a covenant, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally;

            (7) a covenant, representation or warranty on the part of two or more persons binds them jointly and severally;

            (8) a reference to this agreement, or other document includes any variation, novation or replacement of or supplement to any of them from time to time;

            (9) a reference to a part, clause, party, annexure, exhibit, appendix or schedule is a reference to a part and clause of, and a party, annexure, exhibit, appendix or schedule to this deed and a reference to this deed includes any annexure, exhibit, appendix and schedule;

            (10) where any clause contains sub-clauses, paragraphs or sub-
                 paragraphs, each sub-clause, paragraph and sub-paragraph however called are to be read and construed separately and independently of any other;

            (11) a reference to a document includes, but is not limited to, any agreement in writing, certificate, notice or other instrument in writing of any kind;

            (12) "writing" and related expressions includes all means of reproducing words in a tangible and permanently visible form;

            (13) headings are inserted for guidance only and do not affect the interpretation of this agreement;

            (14) a reference (whether specific or general) to a statute or to any other legislation includes any code, proclamation, ordinance or other law, and any regulation, rule or by-law or other instrument made under it, and any official directives and all amendments, consolidations, re-enactments or substitutions, of any of them from time to time;

            (15) any agreement, undertaking, acknowledgment, condition or other term made or given by the Employee is deemed to be a covenant by the Employee in favour of and for the benefit of the Company;

            (16) a reference to a "month" or "monthly" means a calendar month or calendar monthly respectively; and
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                                      -6-

            (17) no rule of construction applies to the disadvantage of a party because that party was responsible for the preparation of this agreement.

2.   EMPLOYMENT

     Subject to the terms of this agreement, the Company agrees to employ the Employee and the Employee accepts employment with the Company as the Managing Director of the Business for the term of this agreement

3.   TERM AND RENEWAL

     This agreement will commence on the Commencement Date and continue, subject to the rights of early termination in clause 19, for an initial period of 5 years. Upon expiry of the initial period, this agreement will automatically renew for a further 5 year period unless, not less than 2 months prior to the expiration of the initial period, either party notifies the other party in writing that it wishes to terminate this agreement to be effective on the expiration of the initial period. If either party notifies the other in accordance with this clause, this agreement terminates on the expiration of the initial period.

4.   EMPLOYEE'S DUTIES

     4.1 The Employee agrees to devote all time and attention during Business Hours to discharge the Duties under this agreement.

     4.2 The Employee's duties in the Position are the duties in relation to the Company and its Business which the Company may from time to time require the Employee to perform having regard to the Company's objects, as stated from time to time.

     4.3 The Employee must perform the Duties to the best of the Employee's knowledge and ability and in accordance with:

            (1) any rules of employment or conduct relating to employees generally which are promulgated from time to time by the Company; and

            (2) any directions or instructions given to the Employee from time to time by superiors of the Employee.

     4.4 The Employee must observe a duty of utmost fidelity to the Company, its businesses and personnel.

     4.5 The Employee must refrain from acting or giving the appearance of acting contrary to the interests of the Company and HSI.

5.   REMUNERATION

     5.1 During the continuance of this agreement, the Company agrees to pay to the Employee remuneration in accordance with Current Package (excluding the motor vehicle which is dealt with in clause 12.1), or whatever higher rate from time to time is determined and notified to the Employee by the Company, which is exclusive of superannuation contributions required to be made under the Superannuation Guarantee (Administration) Act 1992 or otherwise.

     5.2 The remuneration of the Employee will be reviewed annually by the Company and will commence on the first anniversary of this agreement. The Company will notify the Employee of any increase in remuneration. In the event of any increase of remuneration being notified, that increase will have effect as if it were specifically provided for as a term of this agreement. The company agrees that any remuneration reviewed in accordance with this agreement will not be less favourable to the Employee than the remuneration current at the time of the review.

     5.3 The remuneration will be paid by equal monthly instalments in arrears.

     5.4 In addition, the Employee will be entitled to participate in any Employee Bonus Scheme from time to time.

     5.5 The parties agree that the Company must pay any fringe benefits tax arising in connection with the performance by the Employee of his obligations under this agreement.

6.   PERFORMANCE REVIEW

     6.1 The performance of the Employee will be reviewed annually by the Company and will commence on the first anniversary of this agreement.

     6.2    The purpose of the review is:

            (1)  to assess the performance of the Employee generally; and

            (2) to determine whether the Employee should be paid the bonus specified in clause 13.2.

     6.3 The Board will review the Employee's performance within 1 month (the "Review Date") after the general meeting of the Company at which the balance sheet for that year shall have been passed.

     6.4 The Board will, after reviewing the Employee's performance, make a determination as to whether the Employee should be paid the bonus described in 13. The determination will be made within 1 month of the Review Date.

     6.5 The determination of the Board will be final and binding on the Employee.

     6.6 The criteria on which the performance of the Employee is reviewed will be the satisfactory performance of all of the Duties .

7.   EXPENSES

     The Company agrees to reimburse the Employee for all expenses reasonably and necessarily incurred by the Employee, with the prior written consent of the Company, in the performance of the Duties.

8.   ANNUAL LEAVE

     The Company must allow the Employee four weeks paid annual holidays each year in accordance with the Annual Holidays Act 1944 to be taken at such times as the Board considers most convenient having regard to the requirements of the Company's Business and the balance of which must not exceed 8 weeks.

9.   LONG SERVICE LEAVE

     The Company must allow the Employee to take long service leave in accordance with the Long Service Leave Act 1955.

10.  SICK LEAVE

     10.1 The Employee is entitled to 8 days' sick leave per year when the Employee is incapacitated by virtue of personal illness, accident or injury from carrying out the Duties.

     10.2 Subject to clause 10.5, sick leave not taken in any year must accrue and must be carried over to the following year.

     10.3 The Employee is not entitled to payment for unused sick leave on termination or expiration of this agreement.

     10.4 If required by the Company, the Employee must produce a medical certificate from a qualified medical practitioner evidencing the incapacity of the Employee to carry out the Duties.

     10.5 The Employee may accumulate 16 days of sick leave over a period of 2 years. The Employee's entitlement to unused sick leave must not exceed 16 days. The Employee forfeits any unused sick leave which has accumulated in excess of 16 days.

11.  PLACE OF EMPLOYMENT

     The Employee is not obliged (except for occasional visits in the ordinary course of business) to work or to reside outside the Sydney metropolitan area.

1.   VEHICLE

     11.1 The Company agrees to provide and maintain a car of a type determined by the Company which will not be less favourable than the car currently provided for the sole use of the Employee while on business of the Company and the Company agrees to pay all expenses in connection with use of the car.

     11.2 The Company agrees to replace the Employee's car from time to time in accordance with the Company's policy regarding motor car replacement.

     11.3 The Company agrees to pay any fringe benefits tax payable in respect of the use by the Employee of the car in accordance with the terms of this agreement.

12.  BONUS

     12.1   Profit Target

            (1) The Company, the Employee and HSI will negotiate in good faith an annual profitability target for the Company before the commencement of each Financial Year (the "Profit Target");

            (2) If no agreement is reached between the parties as to the Profit Target for a Financial Year then each party must, no later than 1 month before the commencement of the next Financial Year deliver to Paul Brown, in his capacity as a director of HSI, written submissions as to the appropriate Profit Target for the Financial Year. Before the commencement of the Financial Year, Paul Brown will decide the Profit Target. The parties agree that this decision is binding in the parties;

            (3) In the event that Paul Brown ceases for any reason to be a director of HSI, the parties agree that his role will be performed by any other director of HSI as mutually agreed between the parties. If no agreement is reached before 1 month before the commencement of the next Financial Year, the finance director of HSI will perform the role until such times as the parties agree otherwise.

     12.2   Bonus

            Subject to clauses 6.4, 13.3 and 13.5, the Company and HSI agree to pay to the Employee a bonus if the Company in any Financial Year exceeds the Profit Target as follows:

            (a) If the Company achieves 105% of the Profit Target, HSI agrees to grant to the Employee an amount of options to purchase stock in the capital of HSI in accordance with the HSI Stock Option Plan with a value equivalent to Aus$300,000 for nil consideration;

            (b) If the Company achieves 110% of the Profit Target, the Company agrees to pay to the Employee a further cash payment of Aus$100,000; and

            (c) If the Company achieves 120% of the Profit Target, the Company agrees to pay to the Employee a further cash payment of Aus$100,000.

     12.3   Calculation and Payment of Bonus

            The bonuses referred to in clause 13.2:

            (a) are calculated on the basis that the Profit Target represents the Company's net profits (before interest, depreciation and tax as dividends) earned by the Company in each financial year;

            (b) must be paid within 30 days after the determination made by the Board in accordance with clause 6.4.

     12.4   Variation of Profit Target

            The Company, the Employee and HSI agree that the Profit Target may be changed by agreement between the parties if at any time the Company's business is affected by an Abnormal Item .

     12.5   Valuation of Options

            The parties agree that the Options must be valued in accordance with the Black and Scholes Option Pricing Model which is annexure 2 of this agreement.

     12.6   Entitlement to Options

            The Options entitle the Employee to acquire shares if:

            (a)  an exercise right has vested in accordance with clause 13.7:

            (b)  at the Option Price; and

            (c)  during the Exercise Period.


     12.7   Exercise

            Subject to the terms of the HSI Stock Option Plan, the right of the Employee to exercise Options will be limited in accordance with this clause. Options issued to the Employee under this agreement can only be exercised at the following times unless HSI and the Company determine (at their absolute discretion) that the Options can be exercised at an earlier time:

            (1) up to 40% of Options can be exercised at any time during the Exercise Period which applies to those Options;

            (2) up to 60% of Options can be exercised between the third anniversary of the Issue Date and the Expiry Date which apply to those Options;

            (3) up to 80% of the Options can be exercised between the fourth anniversary of the Issue Date and the Expiry Date which apply to those Options;

            (4) 100% of the Options can be exercised between the fifth anniversary of the Issue Date and the Expiry Date which relate to those Options.

     12.8   Notice

            The Employee must give HSI written notice (the "Exercise Notice") of his intention to exercise an Option and deliver to HSI a cheque for the amount payable in relation to the number of Options being exercised.

     12.9   Issue of Shares

            The Company must issue the shares described in an Exercise Notice within 14 days of the date upon which HSI receives cleared funds from the Employee for the shares described in the Exercise Notice.

13.  CONFLICTING ACTIVITY

     During the term of this agreement the Employee must not engage in any other employment, occupation, consulting or other business activity directly or indirectly related to or competing with the Business or in conflict with the Employee's obligations to the Company.

14.  CONFIDENTIALITY

     14.1 Any Confidential Information of the Company or any Related Body Corporate gained by the Employee whether during or prior to this agreement, must be kept secret and must not be used directly or indirectly otherwise than for the purposes of the Business.

     14.2 Without the consent of the Company, the Employee must not infringe any restriction or obligation of non-disclosure relating to trade secrets or any other Confidential Information contained in any agreement between the Company or Related Body Corporate and any third party.

15.  NOTES AND MEMORANDA

     15.1 The Employee agrees not to use or permit to be used, any notes or memoranda relating to any matter within the scope of the Business or concerning any of the Company's dealings or affairs, otherwise than for the benefit of the Company.

     15.2 The Employee acknowledges that any notes or memoranda of the type referred to in clause 16.1 are the absolute property of the Company and must be left at the Company's offices, or at whatever place the Company may direct upon the termination of the Employee's employment under this agreement.

16.  INVENTIONS and INTELLECTUAL PROPERTY

     16.1 The Employee agrees to immediately disclose to the Company any Inventions or Intellectual Property made or discovered by the Employee during the term of this agreement which are connected with or in any way affect, relate to or are capable of being used or adapted for use in or in connection with the Business or the business of any Related Body Corporate.

     16.2   The Employee acknowledges that:

            (1)  the Inventions and Intellectual Property referred to in clause
                 17.1 are the absolute property of the Company or any person nominated by it for that purpose;

            (2) the Employee must assign absolutely any rights in those Inventions and Intellectual Property to the Company or its nominee; and

            (3) at the expense of the Company, the Employee must do any act or thing which the Company may require, either during the term of this agreement or after its termination, to protect the Company or its nominee's rights in those Inventions and Intellectual Property, throughout the world.

     16.3 The Employee irrevocably appoints the Company to be the Employee's attorney and to execute any instrument or do any thing and generally to use the Employee's name for the purpose of giving to the Company or to its nominee the full benefit of this clause. The Employee acknowledges that a certificate in writing, signed by any director or secretary of the Company (other than the Employee) that any instrument or act falls within the authority conferred by this clause, will be conclusive evidence of that fact.

17.  SMOKING

     Smoking is prohibited in the office environment.

18.  TERMINATION

     18.1   Termination by the Company

            The Company may terminate this agreement, at any time without prior notice, if the Employee:

            (1) commits any serious or persistent breach of the Employee's obligations under this agreement;

            (2) is guilty of wilful neglect in the discharge of the Duties or any serious misconduct;

            (3) becomes bankrupt or makes any assignment, arrangement or composition with creditors of the Employee pursuant to the Bankruptcy Act 1966 or otherwise;

            (4) is convicted of any criminal or civil offence other than an offence which, in the reasonable opinion only of the Company, does not affect the Employee's ability to perform the Duties;

            (5) becomes of unsound mind or under the control of any committee or officer under any law relating to mental health; or

            (6) becomes permanently incapacitated by reason of accident or illness from performing the Duties. For the purposes of this clause incapacity in excess of 60 Business Days in any 12 month period is to be taken to be permanent incapacity.

     18.2   Termination by either party

            During the operation of this agreement either party may terminate this agreement on 12 months written notice to the other party.

     18.3 At its discretion, the Company will be entitled to pay the Employee in lieu of the notice period referred to in clause 19.2.

19.  RECONSTRUCTION OF THE COMPANY

     If, before the termination of this agreement, the employment of the Employee under this agreement ceases because of the liquidation of the Company for the purpose of reconstruction or amalgamation and the Employee is offered employment with another company or concern resulting from that reconstruction or amalgamation on terms and conditions as favourable as this agreement, then the Employee will have no claim against the Company in respect of any failure to fulfil this agreement.

20.  CONSEQUENCES OF TERMINATION

     20.1 After termination of this agreement (whether done lawfully and pursuant to the terms of this agreement or not and without prejudice to any claim for damages which may arise as a result of the termination), the Employee must:

            (1) not directly or indirectly be engaged, employed, concerned with or interested as principal, employer, employee, consultant, partner, director, shareholder (other than as a minority shareholder in a publicly listed company) or otherwise with or in:

                 (1)  any customer of or supplier to the Company;

                 (2) any entity related to, Related Body Corporate of, any customer of, or supplier to the Company; or

                 (3) any business which may be actually or potentially in competition with the Business,

                 for the period of:

                 (A)  6 years;

                 (B)  5 years;

                 (C)  4 years;

                 (D)  3 years;

                 (E)  2 years

                 (F)  1 year;

                 (G)  6 months,

                 from the date of this agreement at any place within:

                 (A)  the United States, Europe, Australia and New Zealand;

                 (B)  the United States, Australia and New Zealand;

                 (C)  Australia and New Zealand;

                 (D)  Australia.

            (2) not on the Employee's own account or for any other person solicit, interfere with, or endeavour to entice away from the Company or any of its Related Bodies Corporate, any person who at any time during the term of this agreement was a client, customer or employee of the Company or any of its Related Bodies Corporate for the period of 2 years.

            (3) immediately deliver to the Company all documents relating to the Confidential Information, Inventions and Intellectual Property prepared by the Employee or any other person and any equipment, tools or other devises owned by the Company in the possession of the Employee; and

            (4) from the date of termination of this agreement, immediately cease to hold himself out to the public as being in any way associated with the Company or the Business.

     20.2 In the event that a Court determines the period or area of the restraint in clause 21.1 to be unenforceable, the next largest period and the next largest area acceptable to the Court will be deemed to apply.

     20.3 On the termination of this agreement under clause 19, the Employee must immediately resign as a director and officer of the Company effective from the date of termination.

     20.4 In the event of a Change in Ownership of HSI during or after the termination of this agreement, the greatest period of restraint under clause 21.1(a) is reduced on the date of the acquisition to 2 years from the date this agreement.

22.  CHANGE IN OWNERSHIP

     If a Change in Ownership of HSI occurs during the term of this agreement, the Company agrees to pay to the Employee an amount in cash being equivalent to the salary component for one year of the Employee's remuneration at the time of the Change in Ownership of HSI. The Company agrees to pay this amount to the Employee within 30 days of completion of the transfer of shares under the Change in Ownership of HSI.

21.  SURVIVAL OF OBLIGATIONS

     The obligations of the Employee contained in this agreement which are intended to survive its termination, will continue in force for the benefit of the Company.

22.  RELATIONSHIP OF THE PARTIES

     The parties acknowledge that this agreement is intended as a contract of service and to create the relationship of employer and employee and not any other relationship and, in particular, not the relationship of principal and contractor or the relationship of partnership.

23.  VARIATION

     Any variation of this agreement must be in writing signed by the parties.

24.  GOVERNING LAW AND JURISDICTION

     This agreement is governed by the laws of New South Wales and both parties submit to the exclusive jurisdiction of the courts of that State.

25.  PROHIBITION AND ENFORCEABILITY

     25.1 Any provision, or the application of any provision, of this agreement which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

     25.2 Any provision, or the application of any provision, of this agreement which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.

26.  WAIVERS

     26.1 Waiver of a breach or any right of election arising from a breach of this agreement must be in writing and signed by the party granting the waiver.

     26.2 A breach or a right of election arising from a breach of this agreement is not waived by any failure to or delay in exercise, or partial exercise, of that right of election or any other right.

27.  ENTIRE AGREEMENT

     This agreement contains the entire agreement and is in substitution of any previous contracts of service between the Company and the Employee which are deemed to have been terminated by mutual consent from the date of this agreement.

Executed by the parties as an agreement.

The common seal of NESS SECURITY         )
PRODUCTS PTY LIMITED ACN 069             )
984 372 was affixed in accordance        )
with its articles of association         )
in the presence of:                      )
                                         )    .................................
                                         )    Signature of
 .................................        )    authorised person
Signature of authorised                  )
person                                   )    .................................
                                         )    Office held
 .................................        )
Office held                              )    .................................
                                         )    Name of authorised person
 .................................        )    (block letters)
Name of authorised person
(block letters)




Signed sealed and delivered by           )
NAZARENO CIRCOSTA in the                 )
presence of:                             )
                                         )
                                         )
 .................................        )    .................................
Signature of witness                     )
                                         )
 .................................        )
Name of witness (block letters)

The common seal of HOME                  )
SECURITY INTERNATIONAL INC               )
was affixed in accordance                )
with its articles of                     )
association in the presence              )
of:                                      )
                                         )
                                         )    .................................
 .................................        )    Signature of authorised person
Signature of authorised                  )
person                                   )    .................................
                                         )    Office held
 .................................        )
Office held                              )    .................................
                                         )    Name of authorised person
 .................................        )    (block letters)
Name of authorised person                )
(block letters)